UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 10, 2025

Crescent Energy Company
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41132	87-1133610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Travis Street, Suite 7200 Houston, Texas		77002
(Address of Principal Executive Offices)		(Zip Code)

(713) 332-7001
Registrant’s Telephone Number, Including Area Code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CRGY	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.
Hedge Settlements
For the three months ended March 31, 2025, Crescent Energy Company (the “Company” or “Crescent”) expects to report approximately $7 million of total cash received from its hedge positions, composed of the following:

Three Months Ended March 31, 2025
(in millions)
Net cash (paid) received on settlement of derivatives	$(11)
Settlement of acquired derivative contracts(1)	18
Total cash (paid) received(2)	$7

The dollar amounts included in this Current Report on Form 8-K are preliminary and subject to change. Such amounts as disclosed herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements are based on current expectations but remain subject to a number of assumptions, risks and uncertainties. Consequently, actual final results could differ materially from current expectations. Final dollar amounts for the three months ended March 31, 2025 will be reported in Crescent’s Quarterly Report on Form 10-Q for the period ended March 31, 2025.

The information in this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act.

(1)     Represents the settlement of certain oil, gas, and natural gas liquids derivative contracts acquired in connection with the SilverBow Merger. The Company expects to report these settlements as positive adjustments on the Statements of Cash Flows and as additions to Adjusted EBITDAX.
(2)     Represents total cash (paid) received from hedge settlements and is reflected in Adjusted EBITDAX.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 10, 2025
CRESCENT ENERGY COMPANY
By:    /s/ Brandi Kendall
Name:    Brandi Kendall
Title:    Chief Financial Officer

3